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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Chief Executive Officer of Lexicon Genetics Incorporated ("Lexicon"), and Julia P. Gregory, Chief Financial Officer of Lexicon, each hereby certify that:

         1. Lexicon's Quarterly Report on Form 10-Q for the period ended June 30, 2003, and to which this Certification is attached as Exhibit
              32.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.

        IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of August, 2003.

Date: August 6, 2003                 By: /s/ ARTHUR T. SANDS
                                         --------------------------------------
                                         Arthur T. Sands, M.D., Ph.D.
                                         President and Chief Executive Officer

Date: August 6, 2003                 By: /s/ JULIA P. GREGORY
                                         --------------------------------------
                                         Julia P. Gregory
                                         Executive Vice President and
                                         Chief Financial Officer